UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2019

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2019, Heat Biologics, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2018 Stock Incentive Plan to increase the number of shares of common stock that the Company will have authority to grant under the plan by an additional 4,000,000 shares of common stock.  A description of the 2018 Stock Incentive Plan, as amended, is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on June 4, 2019 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “Proposal 3—APPROVAL OF AN AMENDMENT TO OUR 2018 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY AN ADDITIONAL 4,000,000 SHARES OF COMMON STOCK”, which is incorporated herein by reference.  The description is qualified in its entirety by reference to the full text of Amendment No. 1 to the 2018 Stock Incentive Plan, a copy of which is included as an exhibit hereto and attached to the Definitive Proxy Statement as Appendix A.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On July 23, 2019, at the Annual Meeting, the Company’s stockholders voted on the following eight (8) proposals and cast their votes as described below.  These matters are described in detail in the Definitive Proxy Statement.

To allow additional time for the Company’s stockholders to vote on Proposal 4–Reverse Stock Split and Proposal 5–Increase in Authorized Shares of Common Stock (as such proposals are described in the following paragraph), the Company adjourned the Annual Meeting with respect to such proposals until 10 a.m. (Eastern Time) on August 22, 2019 at the Company’s offices. This Current Report on Form 8-K will be amended to report the results of Proposal 4 and Proposal 5 once the final results are received by the Company.

Proposal 4 was a proposal to approve (in the event it is deemed advisable by the Board of Directors) an amendment to the Company’s third amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, $0.0002 par value per share, at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every two (2) to ten (10) shares of common stock (the “Reverse Stock Split”), and Proposal 5 was a proposal to approve (in the event it is deemed advisable by the Board of Directors) an amendment to the Certificate of Incorporation, to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 (the “Increase in Authorized Shares of Common Stock”)  This Current Report on Form 8-K will be amended to report the results of Proposal 4 and Proposal 5 once the final results are received by the Company. T

The final results for Proposals 1, 2, 3, 6, 7 and 8 as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 — Election of Directors

The following four (4) individuals were elected as directors, to serve until the 2020 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Jeffrey Wolf	5,465,939	848,609	5,963,087
2. John Monahan, Ph.D.	4,427,950	1,886,598	5,963,087
3. Edward B. Smith, III	4,343,535	1,971,013	5,963,087
4. John Prendergast, Ph.D.	4,429,195	1,885,353	5,963,087

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

11,340,213	778,818	158,604	0

Proposal 3 — Approval of an Amendment to our 2018 Stock Incentive Plan

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted Amendment No. 1 to the Company’s 2018 Stock Incentive Plan, which amendment increased the number of shares of common stock that the Company will have authority to grant under the 2018 Stock Incentive Plan by an additional 4,000,000 shares of common stock.  As a result, a maximum of 8,000,000 shares of common stock may be issued under the 2018 Stock Incentive Plan, as amended.  The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,818,796	2,290,702	205,050	5,963,087

Proposal 6 — Adjournment of the Annual Meeting

Stockholders voted to approve the authorization to adjourn the Annual Meeting in the event the Board of Directors determined it to be necessary or appropriate, if a quorum was present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4—Reverse Stock Split or Proposal 5—Increase in Authorized Shares of Common Stock.  The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

8,414,944	3,426,197	436,494	0

Proposal 7 — Approval of an advisory vote on executive compensation

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Definitive Proxy Statement. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

5,282,691	722,990	308,867	5,963,087

Proposal 8 — Approval of an advisory vote on the frequency for future advisory votes on executive compensation

Stockholders approved, on an advisory basis, three years as the frequency with which stockholders are provided an advisory vote on executive compensation. The results of the voting for this approved proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

2,257,897	222,884	3,298,036	535,731	5,963,087

Based on the recommendations of the Board of Directors and its Compensation Committee to hold advisory votes on executive compensation every three years and the vote of the stockholders on this matter, the Company has decided that an advisory vote on executive compensation will be held every three years until the next advisory vote on the frequency of future stockholder advisory votes on executive compensation.

Item 8.01.  Other Events

As reported above under Item 5.07, the Annual Meeting will be reconvened on August 22, 2019 at 10:00 a.m. (Eastern Time) at the Company’s offices for the sole purpose of allowing additional time for stockholders to vote on Proposals 4 and 5.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Amendment No. 1 to the Heat Biologics, Inc. 2018 Stock Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 4, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2019	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer